                                                                Exhibit 10.26
[CORESTATES LOGO]



                               AMENDMENT NO. 1
                                      TO
                               CREDIT AGREEMENT

                 Amendment No. 1, dated September 5, 1997, (the "AMENDMENT") to Credit Agreement, dated June 5, 1997, (the "AGREEMENT") by and between MLC GROUP, INC., a Virginia corporation ("MLC") and CORE-STATES BANK, N.A., a national banking association ("CORE-STATES BANK," "CORE-STATES" or the "BANK"). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.

                             PRELIMINARY STATEMENT

                 WHEREAS, MLC has requested that CoreStates Bank increase the Loan Commitment from $15,000,000 to $25,000,000 and increase the amount of Investment Grade Paper which may qualify as Eligible Leases from $10,000,000 to $15,000,000.

                 WHEREAS, CoreStates Bank is willing to agree to such request on the terms and conditions set forth herein.

                 NOW, THEREFORE, in consideration of the premises and promises hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:


                 1. SECTION 1.1 OF THE AGREEMENT. The dollar amount of the limitation with respect to Investment Grade Credits set forth in clause (i) of the second sentence of the definition of "Eligible Lease" in Section 1.1 of the Agreement as "10,000,000" is hereby deleted and it shall be and is hereby replaced by the dollar amount of $15,000,000."

                 2. SECTION 2.1 OF THE AGREEMENT. The dollar amount of the Loan Commitment set forth in Section 2.1 of the Agreement as "$15,000,000" is hereby deleted and it shall be and is hereby replaced by the dollar amount of "$25,000,000".

                 3. SECTION 2.2 OF THE AGREEMENT. The dollar amount set forth in the first paragraph of Section 2.2 of the Agreement as "FIFTEEN MILLION DOLLARS ($15,000,000)" is hereby deleted and shall be and it is hereby replaced by the dollar amount of "TWENTY FIVE MILLION DOLLARS ($25,000,000)."

                 4. EXHIBIT A TO THE CREDIT AGREEMENT. Exhibit A to the Agreement shall be and is hereby amended and restated in its entirety to be as set forth in Exhibit A attached hereto. Upon delivery of the $25,000,000 Note, dated September 5, 1997, to the Bank, the Bank shall mark the $15,000,000 Note, dated June 5, 1997, "canceled and replaced by $25,000,000 Note, dated September 5, 1997."

                 5. REPRESENTATIONS AND WARRANTIES. MLC hereby restates the representations and warranties made in the Agreement, including but not limited to Article 3 thereof, on and as of the date hereof as if originally given on this date.

                 6. COVENANTS. MLC hereby represents and warrants that it is in compliance and has complied with each and every covenant set forth in the Agreement, including but not limited to Articles 5 and 6 thereof, on and as of the date hereof.

                 7. CORPORATION AUTHORIZATION AND DELIVERY OF DOCUMENTS. CoreStates shall have received copies, certified as of the date hereof, of all action taken by MLC and any other necessary Person to authorize this Amendment and such other papers as CoreStates shall require.

                 8. AFFIRMATION. MLC hereby affirms its absolute and unconditional promise to pay to CoreStates Bank the Loans and all other amounts due under the Agreement and any other Loan Document on the maturity date(s) provided in the Agreement or any other Loan Document, as such documents may be amended hereby.

                 9. EFFECT OF AMENDMENT. This Amendment amends the Agreement only to the extent and in the manner herein set forth, and in all other respects the Agreement is ratified and confirmed.

                 10. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.

                 IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized representatives as of the date first above written.

                                MLC GROUP, INC.


                                By
                                   ---------------------------------
                                Name:   Phillip G. Norton
                                Title:  Chairman, CEO, and President

                                CORESTATES BANK, N.A.


                                By
                                   ---------------------------------
                                Michael J. Labrum
                                Vice President


                     ACKNOWLEDGED AND AGREED AS GUARANTOR:


                               MLC HOLDINGS, INC.


                                By
                                   ---------------------------------
                                Name:   Phillip G. Norton
                                Title:  Chairman, CEO, and President